UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the co-registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 28, 2006, the U.S. Department of Justice served Warner Music Group Corp. (the “Company”) with a request for information in the form of a Civil Investigative Demand as to whether its activities relating to the pricing of digitally downloaded music violate Section 1 of the Sherman Act (15 U.S.C. Section 1). As is the case with the previously disclosed New York State Attorney General’s industry-wide request for information covering the same general subject matter, the Company intends to fully cooperate with the Department of Justice’s industry-wide inquiry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: March 3, 2006	By:	/s/ Michael D. Fleisher
Michael D. Fleisher Chief Financial Officer

WMG Acquisition Corp.

Date: March 3, 2006	By:	/s/ Michael D. Fleisher
Michael D. Fleisher Chief Financial Officer

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